UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2020

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 4, 2020, Open Text Corporation (the “Company”) delivered to the holders of its 5.625% Senior Notes due 2023 (the “2023 Notes”) a notice of redemption (the “Notice”), notifying those noteholders that, pursuant to Section 3.1 of the base indenture (the “Base Indenture”), dated as of January 15, 2015, among the Company, each of the subsidiary guarantors party thereto (the “Guarantors”), The Bank of New York Mellon (as successor to Citibank, N.A.), as U.S. trustee (the “U.S. Trustee”), and BNY Trust Company of Canada (as successor to Citi Trust Company Canada), as Canadian trustee (the “Canadian Trustee” and, together with the U.S. Trustee, the “Trustees”), as supplemented by the supplemental indenture, dated as of December 9, 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), the Company has elected to redeem the full outstanding $800,000,000 in aggregate principal amount of the 2023 Notes, in accordance with the terms of the Indenture and the 2023 Notes (the “Redemption”).

Pursuant to the Notice, the 2023 Notes are called for redemption on March 5, 2020 (the “Redemption Date”). The redemption price for the 2023 Notes (the “Redemption Amount”) is equal to 101.406% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date. The Redemption Amount will become due and payable on the 2023 Notes called for redemption and, unless the Company defaults in making payment of the Redemption Amount, interest on the 2023 Notes called for redemption shall cease to accrue on and after the Redemption Date.

The Company intends to fund the payment of the Redemption Amount from the net proceeds it receives from the recently announced offering of $1.8 billion in total aggregate principal amount of senior unsecured fixed rate notes offered by the Company and Open Text Holdings, Inc., a wholly-owned indirect subsidiary of the Company. Upon redemption, the 2023 Notes will be cancelled and any obligation thereunder extinguished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

February 4, 2020	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, CLO and Corporate Development